UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Corporate Capital Trust, Inc.

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A copy of a presentation which was first used on September 6, 2017 by representatives of Corporate Capital Trust, Inc. in meetings with certain financial advisors of the stockholders of Corporate Capital Trust, Inc. is set forth below.

* * *

Corporate Capital Trust, Inc. September 6, 2017

This presentation is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy the securities described herein . Investing in Corporate Capital Trust is not suitable for all investors and they should carefully read the information in our Forms 10 - Q and 10 - K filings and in our other public filings before making an investment . Consider the investment objectives, risks, charges and expenses before deciding to invest in our shares of common stock . The information contained herein does not replace or supersede any information contained within the company’s 10 - K, 10 - Qs or other public filings . Corporate Capital Trust closed to new investors who purchase through the independent broker - dealer channel on Feb . 12 , 2016 . Corporate Capital Trust is currently advised by CNL Fund Advisors Company (CNL) and subadvised by KKR Credit Advisors (US) LLC (KKR Credit), affiliates of CNL Financial Group and KKR & Co . L . P . , respectively . The data and information presented are for informational purposes only . The information contained herein should be treated in a confidential manner and may not be transmitted, reproduced or used in whole or in part for any other purpose, nor may it be disclosed without the prior written consent of KKR Credit . KKR Credit conducts its business through KKR Credit Advisors (US) LLC, an SEC - registered investment adviser, KKR Credit Advisors (Ireland), authorized and regulated by the Central Bank of Ireland, and KKR Credit Advisors (UK) LLP which is authorized and regulated by the Financial Conduct Authority in the United Kingdom . References to “KKR Capstone” or “Capstone” are to all or any of KKR Capstone Americas LLC, KKR Capstone EMEA LLP, KKR Capstone EMEA (International) LLP, KKR Capstone Asia Limited, and their affiliates, which are owned and controlled by their senior management . KKR Capstone is not a subsidiary or affiliate of KKR . KKR Capstone operates under several consulting agreements with KKR and uses the “KKR” name under license from KKR . References to operating executives, operating experts, or operating consultants are to employees of KKR Capstone and not to employees of KKR . In this presentation, the impact of initiatives in which KKR Capstone has been involved is based on KKR Capstone’s internal analysis and information provided by the applicable portfolio company . Impacts of such initiatives are estimates that have not been verified by a third party and are not based on any established standards or protocols . They may also reflect the influence of external factors, such as macroeconomic or industry trends, that are unrelated to the initiative presented . Participation of KKR Private Equity, KKR Capital Markets, and KKR Capstone personnel in the public investment process is subject to applicable law and inside information barrier policies and procedures, which may limit the involvement of KKR Private Equity, KKR Capital Markets, and KKR Capstone personnel in certain circumstances and KKR Credit’s ability to leverage such integration with KKR . Discussions with Senior Advisors and employees of KKR’s managed portfolio companies are also subject to the inside information barrier policies and procedures, which may restrict or limit discussions and/or collaborations with KKR Credit . Additional Information and Where to Find It : In connection with the matters described in this communication, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14 A . The Company has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the stockholder meeting relating to such matters . STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS COMMUNICATION . The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http : //www . sec . gov), at the Company’s website (http : //www . corporatecapitaltrust . com/investor - resources), or by writing to the Company at 450 S . Orange Avenue, Orlando, Florida 32801 (telephone number 866 - 650 - 0650 ) . The information contained in this presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company . The tender offer referenced herein will be made only pursuant to an offer to purchase, letter of transmittal and related materials (the “Tender Materials”) . The full details of the each of tender offer, including complete instructions on how to tender shares of common stock, will be included in the Tender Materials, which the Company will distribute to shareholders and file with the SEC upon the commencement of the tender offer . Shareholders are urged to carefully read the Tender Materials when they become available because they will contain important information, including the terms and conditions of the tender offer . The Tender Materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http : //www . sec . gov), at the Company’s website (http : //www . corporatecapitaltrust . com/investor - resources), or by writing to the Company at 450 S . Orange Avenue, Orlando, Florida 32801 (telephone number 866 - 650 - 0650 ) . Participants in the Solicitation : The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters described in this communication . Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with SEC . 2 Important Information

3 Some of the statements in this presentation constitute “forward - looking statements” because they relate to future events or the future performance or financial condition of the company . These statements are based on the beliefs and assumptions of the company’s management and on the information currently available to management at the time of such statements . Although we believe that the expectations reflected in such forward - looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward - looking statements . Some factors that might cause such a difference include the following : persistent economic weakness at the global or national level, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain or maintain credit lines or credit facilities on satisfactory terms, changes in interest rates, our ability to identify suitable investments, our ability to close on identified investments, our ability to maintain our qualification as a regulated investment company and as a business development company, the ability of our Advisors and their affiliates to attract and retain highly talented professionals, the ability of our Advisors to locate suitable borrowers for our loans, the ability of such borrowers to make payments under their respective loans, our ability to complete the listing of our shares of common stock on the New York Stock Exchange LLC (NYSE), our ability to complete the proposed related tender offer, and the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the proposed tender offer . Given these uncertainties, we caution you not to place undue reliance on such statements, which apply only as of the date hereof . Forward - looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events . Important factors that could cause actual results to differ materially from the company’s expectations include those described above and disclosed in the company’s filings with the SEC, including the company’s annual report on Form 10 - K for the year ended December 31 , 2016 , which was filed with the SEC on March 20 , 2017 and the company’s quarterly reports subsequently filed on form 10 - Q . The company undertakes no obligation to update such statements to reflect subsequent events . Important Information & Forward Looking Statements

4 The company and its directors and officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders with respect to the matters described in this communication . Information about the company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with SEC . Risk Factors In addition to the other risk factors disclosed in our Forms 10 - K and 10 - Q, risks of investing in Corporate Capital Trust include : • Investing in Corporate Capital Trust may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment . Other risks include a limited operating history, reliance on the advisors of the company, conflicts of interest, payment of substantial fees to the advisors of the company and its affiliates, limited liquidity, and liquidation at less than the original amount invested . Corporate Capital Trust is a long - term investment . Investing for short time periods makes losses more likely . See the Risk Factors section in our Forms 10 - K, 10 - Q and other public filings to read about the risks an investor should consider before buying shares of Corporate Capital Trust . There is no assurance the investment objectives will be met . • Corporate Capital Trust may extend loans to those with low credit quality and there may be limited information about those companies, which involves interest rate risk and financial market risk . Leverage can increase expenses and also volatility, which may magnify gains and losses . • Distributions are not guaranteed and subject to change . Future distributions may include a return of principal or borrowed funds, which may lower overall returns to the investor and may not be sustainable . We have borrowed funds to make investments, which increases the risks of investing in our shares . • An investment in Corporate Capital Trust is illiquid, which means that an investor will have limited ability to sell shares and should not expect to be able to sell their holdings until a liquidity event such as the proposed listing described herein . The board of directors must consider a liquidity event on or before Dec . 31 , 2018 , but there is no guarantee that any liquidity event will take place . Information Barrier Disclosure Participation of KKR Private Equity, KKR Capital Markets, and KKR Capstone personnel in the public markets investment process is subject to applicable law and inside information barrier policies and procedures, which may limit the involvement of such personnel in certain circumstances and KKR Credit’s ability to leverage such integration with KKR . Discussions with Senior Advisors and employees of the Firm’s managed portfolio companies are also subject to the inside information barrier policies and procedures, which may restrict or limit discussions and/or collaborations with KKR Credit . Assets Under Management References to “assets under management” or “AUM” represent the assets managed by KKR or its strategic partners as to which KKR is entitled to receive a fee or carried interest (either currently or upon deployment of capital) and general partner capital . KKR calculates the amount of AUM as of any date as the sum of : ( i ) the fair value of the investments of KKR's investment funds ; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or carried interest ; (iii) the fair value of investments in KKR's co - investment vehicles ; (iv) the par value of outstanding CLOs (excluding CLOs wholly - owned by KKR) ; (v) KKR's pro - rata portion of the AUM managed by strategic partnerships in which KKR holds a minority ownership interest and (vi) the fair value of other assets managed by KKR . The pro - rata portion of the AUM managed by strategic partnerships is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM . KKR’s calculation of AUM may differ from the calculations of other asset managers and, as a result, KKR’s measurements of its AUM may not be comparable to similar measures presented by other asset managers . KKR's definition of AUM is not based on the definitions of AUM that may be set forth in agreements governing the investment funds, vehicles or accounts that it manages and is not calculated pursuant to any regulatory definitions . Important Information

Overview of Corporate Capital Trust 5

CCT Is An Industry Leading Business Development Company 6 Note: Please refer to “Important Information” at the beginning of this presentation for additional detail on the calculation of AUM and fo r f urther information on KKR’s inside information barrier policies and procedures, which may limit the involvement of personnel in certain investment processes and discussions. 1) As of June 30, 2017 Externally managed by KKR, a leading global alternative asset manager • Firm - wide approach – leverages the full KKR platform • SEC exemptive relief provides CCT with pro rata access to all KKR Credit deal flow that fits its mandate • Strong alignment between KKR / CCT Access to an attractive middle market direct lending opportunity • Stable recurring income generation • Established and well - diversified portfolio with over 128 borrowers (1) • 71% of portfolio in senior secured investments (1) Significant scale with $4.4bn of assets • KKR Credit is typically sole or lead lender in originated credits, ensuring “ball control” • Focused on larger middle market companies – more attractive risk / reward • Scale can allow for more attractive, lower cost financing CCT is a business development company focused on making originated, senior secured loans to middle market companies

$0.1 $0.7 $2.1 $2.7 $3.7 $4.0 $4.4 CCT Has Significant Scale with $4.4bn of Assets Note: Gross assets as of June 30, 2017. Gross assets as of 2011 - 2016 year - end. 2011 2012 2013 2014 2015 2016 2017 Q2 CCT Gross Assets 7 Prepares for NYSE Listing CCT launched as a non - traded BDC in partnership between CNL and KKR July 2011 Commenced fundraising and investment operations May 2013 Granted SEC exemptive relief to co - invest in KKR Credit privately negotiated transactions August 2016 First investment in Strategic Credit Opportunities Partners Joint Venture (“SCJV”) April 2017 Commenced plans to list and for KKR to become sole investment advisor June / August 2017 $245mm 5% unsecured notes issuance March 2014 Received investment grade credit rating (BBB - ) from S&P 1.5% Mgmt Fee At Listing 20% Performance Fee 7% Hurdle Rate October 2016 Closed equity offering with capital raised from >70K investors

Listing Overview 8

Why Are We Seeking A Listing of CCT? 9 • Charter Requirement o Obligation to consider a liquidity event for shareholders no later than December 2018 o Ahead of schedule given supportive market • Sufficiently Seasoned / Scaled o Third largest listed BDC by assets once listed o Potential to be one of the leading listed BDCs • Receptive Equity Market Backdrop o Market for large BDCs is trading at a premium to NAV (1) o Investor appetite for yielding vehicles is high What Are The Benefits For Shareholders? Why Is This The Right Time? • Reduction in Fees o KKR to become sole investment advisor o Management fee rate lowered from 2.0% to 1.5% at listing • Increases Financial Flexibility for CCT o Improved access to public bond market and convertibles, among other capital markets o Enhanced options relative to those available to non - traded vehicles • Enhances Options for Shareholders o Ability to continue to hold or end investment as desired Note: There can be no assurances that an investor will experience a positive outcome or that adverse market changes won’t occ ur in conjunction with the timing of a listing event. The difference between a traded and non - traded asset in a portfolio may be significant and should be considered when making investment decisions. 1) Source: KBW Investment Banking Group, “Weekly BDC/RIC Market Overview.” Data as of August 25, 2017. Statistics are calculated as market - cap weighted averages. Includes internally and externally managed BDCs, which may demonstrate different trading characteristics.

Listed BDC Market Conditions 10 105% P/NAV for BDCs with market cap >$500M (1) 101% Trailing 12 Month P/NAV for BDC market (1) • Current Premium to Net Asset Value for Large BDCs o The BDC market as a whole is currently trading at a slight discount to NAV o The subgroup of large BDCs (>$500M in market cap) is trading at a 5% premium to NAV • Potential to Trade Above Net Asset Value o Once listed, CCT’s market price may trade above or below NAV at different times o Despite where the market is trading today, there are no guarantees that CCT will trade above NAV at listing • BDC Market Sensitive to Broader Equity Market Conditions o Despite today’s industry - wide premium, the BDC market may rise and fall in the future with broader movements of other listed sectors Market Trading Highlights Note: There can be no assurances that an investor will experience a positive outcome or that adverse market changes won’t occ ur in conjunction with the timing of a listing event. 1) Source: KBW Investment Banking Group, “Weekly BDC/RIC Market Overview.” Data as of August 25, 2017. Statistics are calcula ted as market - cap weighted averages. Includes internally and externally managed BDCs, which may demonstrate different trading characteristics.

CCT Listing Details Company Name Corporate Capital Trust, Inc. Exchange / Ticker NYSE:CCT Anticipated Timing Q4 2017 Fee Structure On Listing 1.5% management fee on assets 20% incentive fee on capital gains; net of all unrealized and realized losses 20% incentive fee on income; subject to a 7% hurdle Net Asset Value Per Share (1) $8.92 Shares Outstanding (1) 308,243,000 – all shares will be listed Current Annual Distribution $0.715 per share; ~8% annualized distribution based on last reported NAV Two special dividends of $0.045 per share expected to be distributed post - listing, subject to approval by the Board of Directors Post - listing Tender Tender expected at listing; terms and size to be announced Post - tender Share Purchases KKR - sponsored 10b5 - 1 Plan expected post - tender; terms and size to be announced 11 Note: There can be no assurances that an investor will experience a positive outcome or that adverse market changes won’t occ ur in conjunction with the timing of a listing event. 1) As of June 30, 2017.

Management Fee • CCT’s management fee will drop from 2.0% to 1.5% Investment Advisor • CNL has served as CCT’s investment advisor and KKR Credit as sub - advisor • Post - listing, KKR Credit will be sole investment advisor Board of Directors & Special Advisory Committee • Tom Sittema, CEO of CNL, will step down from the Board of Directors • Special Advisory Committee to the Board will be formed ̶ Daniel Pietrzak, CIO of CCT, and Chirag Bhavsar, CFO of CNL, serving as representatives of KKR Credit and CNL, respectively Charter Amendments to Organizational Documents • CCT will make changes to its charter and bylaws to bring it in line with listed peers What Changes Are Being Made At Listing? 12

KKR Credit Platform 13

KKR – A Leading Asset Management Platform

KKR

Founded 1976

$148bn	$15bn	~370	19
Assets Under Management	**Internal Balance Sheet**	**Investment Professionals**	**Offices Globally**

Private Equity & Real Assets
~270 investment professionals
($85bn AUM)

KKR Credit
~100 investment professionals
($39bn AUM)

Capital Markets
~40 capital markets professionals
(86 lead-left / active book-run transactions)

HF Partnerships
($24bn AUM)

KKR Capstone *(~50 people)*	Global Macro and Asset Allocation *(7 people)*	Stakeholder Management *(10 people)*	KKR Global Institute *(3 people)*	Client and Partner Group *(~75 people)*

KKR's $15bn Balance Sheet invests alongside its clients

Note: AUM and headcount as of June 30, 2017. Please refer to "Important Information" at the beginning of this presentation for additional detail on the calculation of AUM and for further information on KKR's inside information barrier policies and procedures, which may limit the involvement of personnel in certain investment processes and discussions.
KKR Capstone is not a subsidiary or affiliate of KKR. Please see Important Information for additional disclosure regarding KKR Capstone.

CORPORATE CAPITALTRUST

14

Attributes (1) KKR Credit AUM Growth ($ bn ) (1) ~100 dedicated investment professionals across 8 cities in 7 countries ~750 issuers on the KKR Credit platform KKR balance sheet and employees have committed approximately $2.7bn to our credit strategies (2) $0 $5 $10 $15 $20 $25 $30 $35 $40 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (June 30) Leveraged Credit Private Credit Special Situations KKR Credit – Global Credit Platform 15 1) As of June 30, 2017. 2) Includes legacy investments in KKR Financial Holdings LLC, a specialty finance vehicle with listed preferred equity on the Ne w Y ork Stock Exchange, and various collateralized loan obligation vehicles. $20.8bn Leveraged Credit • Leveraged Loans • High Yield Bonds • Opportunistic Credit • CLOs $10.1bn Private Credit • Direct Lending • Asset - Backed Lending • Subordinated Debt • Revolving Credit $8.5bn Special Situations • Deep Value • Distressed • Event - Driven $39.4bn KKR Credit Assets Under Management

Post - Listing CCT Externally Managed By KKR Credit – Leverages the Full KKR Platform 16 Note: As of June 30, 2017. Additionally, KKR Capstone is not a subsidiary or affiliate of KKR. Please see Important Informati on at the beginning of this presentation for additional disclosure regarding KKR Capstone and for additional detail on the calculation of AUM and for further information on KKR’s inside information barrier policies and proc edu res, which may limit the involvement of personnel in certain investment processes and discussions . Global Industry Expertise • Comprehensive global industry coverage in both credit and private equity • KKR Capstone professionals bring strong operational experience Underwriting Experience • 41 year history of investment excellence • 20 senior - most KKR Credit investment professionals have an average of over 19 years of experience • 20 senior - most private equity investment professionals have an average of over 23 years of experience Sourcing Breadth • Direct relationships with 150+ sponsors • 40 Capital Markets professionals bring differentiated relationships and market solutions / insights • Offices in New York, San Francisco, Houston, Menlo Park, and across Europe / Asia Shareholder Alignment • $2.7bn committed from KKR’s balance sheet and employees to KKR Credit broadly • 10b5 - 1 plan funded by KKR’s balance sheet • Competitive fee structure with 1.5% management fee and a lookback feature Firm - wide Approach • Highly collaborative team across business lines and geographies • One global compensation pool aligns economic incentives with firm - wide approach • Culture that evolves, learns and thinks across capital solutions Corporate Capital Trust

Potentially Attractive Environment for Middle Market Direct Lending Private Equity Dry Powder Continues to Drive Strong Demand for Middle Market Lending… … While Banks Have Retreated from Loan Market 5,000 6,000 7,000 8,000 9,000 10,000 11,000 0% 10% 20% 30% 40% 50% 60% 70% 80% 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 # US FDIC Banks Bank Market Share - US Leveraged Loans Bank Market Share - US Leveraged Loans # US FDIC Banks Source: Federal Deposit Insurance Corporation, S&P as of 12/31/2016 Source: Prequin , as of July 1, 2017 $580bn $0 $100 $200 $300 $400 $500 $600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 7/2017 17

Proprietary Sourcing Rigorous Screening The “KKR Advantage” Scale of KKR Private Credit Platform Drives Investment Opportunities KKR Private Credit’s large opportunity set is funneled through a rigorous screening and approval process Note: Reflects 2016 sourcing process for KKR Private Credit. 2016 Total Evaluated Opportunities 700 Total Screening Committee 350 (50% of Evaluated) Completed and Funded 37 (5% of Evaluated) Total Discussed at Private Credit Investment Committee 160 (23% of Evaluated) 18

CCT Sits Alongside KKR Credit’s Other Client Accounts CCT shareholders have the same deal flow access to KKR Credit investment opportunities as institutional investors, receiving a pro rata allocation of deals that fit CCT’s mandate (1) 19 Note: Fee terms between funds may vary. 1) Pro rata allocation decisions are based on a variety of factors, including but not limited to, available capital, demand size , i nvestment suitability, deal - specific considerations, and portfolio management. Inst’l Commingled Fund I CCT Inst’l Commingled Fund II Inst’l SMA I Inst’l SMA II Investment Process & Deal Allocation Senior Secured Loan Screened KKR Credit Deal Team Due Diligence Private Credit Investment Committee

CCT’s Portfolio 20

Diversified Portfolio Focused on Directly Originated Senior Debt

128
portfolio companies

71%
of investments in senior secured debt

81%
of debt investments are floating rate

25%
FMV in Top-10 Positions

9.7%
Average yield on debt investments[1]

0.43%
Non-accrual rate at FMV

Security Exposure



1st Lien Loan - Senior Secured
2nd Lien Loan - Senior Secured
Other Senior Secured
Asset Based Finance
Subordinated Debt
SCJV
Equity / Other
39.7%
28.5%
2.9%
9.4%
12.2%
2.4%
4.9%
71% senior secured

Sector Exposure



Capital Goods
Software & Services
Diversified Financials
Retailing
Materials
Auto
Real Estate
Technology
Healthcare
Consumer Durables
Other (11 industries)
19.6%
7.2%
13.0%
7.7%
8.0%
5.4%
5.6%
4.5%
5.1%
5.6%
18.3%

Note: As of June 30, 2017.
1) The weighted average annual yield on accruing debt instruments is based on amortized cost as of the end of the applicable period. The weighted average annual yield for accruing debt investments is computed as (i) the sum of (a) the stated annual interest rate of each debt investment, multiplied by its par amount, adjusted to U.S. dollars when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each debt investment assuming amortization to par; divided by (ii) the total amortized cost of debt investments included in the calculated group as of the end of the applicable reporting period.

21

Final Thoughts 22

Final Thoughts 23 • Reduction in f ees o Management fee rate lowered from 2.0% to 1.5% at listing • Increases financial f lexibility for CCT o Improved access to public bond market and convertibles, among other capital markets o Enhanced options relative to those available to non - traded vehicles • Enhances options for shareholders o Ability to continue to hold or end investment as desired • Opportunity remains to deploy capital in middle market private credit. o KKR will continue to execute the same investment strategy in the listed phase of CCT’s lifecycle • Potential for CCT to trade at levels of other listed peers o Market for BDCs >$500mm is currently trading at a 5% premium to NAV (1) • Special distributions of $0.045 are expected for each Q4 2017 and six months after the listing Key Benefits of CCT’s Listing 1) Source: KBW Investment Banking Group, “Weekly BDC/RIC Market Overview.” Data as of August 25, 2017. Statistics are calcula ted as market - cap weighted averages. Includes internally and externally managed BDCs, which may demonstrate different trading characteristics.

Additional Information and Where to Find It

In connection with the matters described in this communication, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. The Company has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the stockholder meeting relating to such matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS COMMUNICATION. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.corporatecapitaltrust.com/investor-resources), or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 866-650-0650).

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters described in this communication. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with SEC.

Forward Looking Statements

The information in this communication may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include those disclosed in the Company’s filings with the SEC. The Company undertakes no obligation to update such statements to reflect subsequent events.